Filed with the U.S. Securities and Exchange Commission on March 29, 2022

Securities Act Registration No. 333-215588
Investment Company Act Reg. No. 811-23226

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 181	[X]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 183	[X]
(Check appropriate box or boxes.)

LISTED FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (414) 765-6511

Kent P. Barnes, Secretary
Listed Funds Trust
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copy to:
Laura E. Flores
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

As soon as practical after the effective date of this Registration Statement
(Approximate Date of Proposed Public Offering)
It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on March 31, 2022 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box
    [ ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

SWAN HEDGED EQUITY US LARGE CAP ETF (HEGD)

Listed on Cboe BZX Exchange, Inc.

March 31, 2022

The SEC has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SWAN HEDGED EQUITY US LARGE CAP ETF - FUND SUMMARY
Investment Objective
The Swan Hedged Equity US Large Cap ETF (the “Fund”) seeks long term capital appreciation while mitigating overall market risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investments)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Acquired Fund Fees and Expenses**	0.03%
Total Annual Fund Operating Expenses*	0.82%

* “Other Expenses” include interest expense of less than 0.001%. Interest expense is borne by the Fund separately from the management fees paid to the Adviser.
** Total Annual Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$84	3 Years:	$262	5 Years:	$455	10 Years:	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 22, 2020 (commencement of operations) through November 30, 2021, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that pursues its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) directly and indirectly through one or more other investment companies, including ETFs, in equity securities of large capitalization U.S. companies. “Large capitalization companies” are those within the range of capitalizations of the S&P 500 Index. In seeking to achieve its investment objective, the Fund also uses exchange-traded long-term put options on the S&P 500 Index for hedging purposes and exchange-traded put and call options on the S&P 500 Index (or exchange-traded funds seeking to track the S&P 500 Index) to seek to generate additional returns.
The Fund may buy and sell put and call options. The Fund seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the US large-cap equity market by minimizing large declines typically experienced during bear markets.
Hedging Process. The Fund utilizes the defined risk strategy (“DRS”) philosophy developed in 1997 by Randy Swan, President of Swan Capital Management, LLC (the “Adviser”), the Fund’s adviser, and Swan Global Management, LLC (the “Sub-Adviser”), the Fund’s sub-adviser. The DRS is based upon the Sub-Adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. In implementing this strategy, the equity portion of the Fund’s portfolio is hedged using put options and the option portion of the Fund’s portfolio is actively-managed to seek additional return or provide risk mitigation. Specifically, the Sub-Adviser seeks to “define risk” by seeking to protect against large losses. The Sub-Adviser seeks to do so by hedging the Fund’s equity exposure through investments in protective long-term S&P 500 Index put options (referred to as paying a premium) that give the Fund the right to sell a security or index at a set
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(strike) price or sell the long-term put option on an option exchange. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its sector-specific constituents.
Additional Options Strategies. In addition to seeking to protect against large losses, the Sub-Adviser seeks to increase returns by buying and selling put and call options on the S&P 500 Index (or on ETFs that track the S&P 500 Index). A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price as of the valuation date of the option. A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price as of the valuation date of the option.
The Sub-Adviser also will regularly engage in various spread option strategies. Spread option strategies involve, for example, buying a six-month call option while simultaneously selling a further out-of-the-money six-month call option. Each spread includes a hedging element so that the Fund is not exposed to significant losses on written options. In addition, the Fund will occasionally write short-term (typically one to three months to expiration) S&P 500 Index call options on a portion of the underlying equity in the Fund, similar to a covered call strategy.
Rebalancing. The Sub-Adviser will typically rebalance the portfolio on an annual basis to maintain appropriate weighting across the components of the strategy and to avoid excessive exposure. Long-term protective put options are typically traded annually, but may be rebalanced more frequently depending on market conditions, to protect capital and/or allow for profit potential, by re-establishing a current-market strike price which depends on whether the market has increased or decreased.
The Sub-Adviser intends on having low portfolio turnover as most of the ETF portfolio will be held indefinitely. Written call options are purchased when the Sub-Adviser believes they present an unfavorable risk and reward profile. Purchased options are sold when the Sub-Adviser believes they present an unfavorable risk and reward profile or when more attractive investments are available.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its objective. The following risks could affect the value of your investment in the Fund:
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. In an extreme case, a shareholder’s ability to transact in Fund shares may be affected.
•Derivatives Risk. Put and call options are referred to as “derivative” instruments since their values are based on, or derived from, an underlying reference asset, such as an index. Derivatives can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. Other risks of investments in derivatives include risks that the transactions may result in losses that partially or completely offset gains in portfolio positions and risks that the derivative transaction may not be liquid.
•Equity Investing Risk. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.
•ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
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◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Hedging Risk. Options used by the Fund to reduce volatility and generate returns may not perform as intended. There can be no assurance that the Fund’s option strategy will be effective. It may expose the Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed. Further, the option strategy may not fully protect the Fund against declines in the value of its portfolio securities.
•Large Capitalization Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•Leveraging Risk. The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.
•Limited Operating History. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Fund will be correct or produce the desired results or that the Fund will achieve its investment objective. If the Sub-Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Selling call options reduces the Fund’s ability to profit from increases in the value of the Fund’s equity portfolio, and purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
•Other Investment Company Risk. The risks of investment in other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund
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becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
•Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s recognition of gains and losses with respect to straddle positions.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compared with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.etfs.swanglobalinvestments.com.
Calendar Year Total Return
During the period of time shown in the bar chart, the highest quarterly return was 6.93% for the quarter ended December 31, 2021, and the lowest quarterly return was 0.98% for the quarter ended September 30, 2021.
Average Annual Total Returns
(for periods ended December 31, 2021)

Swan Hedged Equity US Large Cap ETF	1-Year	Since Inception (12/22/20)
Return Before Taxes	16.87%	17.80%
Return After Taxes on Distributions	16.78%	17.72%
Return After Taxes on Distributions and Sale of Shares	10.05%	13.57%
Cboe S&P 500 95-110 Collar Index (reflects no deduction for fees, expenses, or taxes)	17.67%	18.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	28.71%	30.30%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Portfolio Management

Adviser	Swan Capital Management, LLC
Sub-Adviser	Swan Global Management, LLC
Portfolio Managers
Randy Swan, Lead Portfolio Manager and President of the Adviser and Sub-Adviser, Robert Swan, Portfolio Manager and Chief Operating Officer of the Adviser and Sub-Adviser, and Chris Hausman, CMT, Managing Director of Risk and Portfolio Manager of the Sub-Adviser, have each served as a Portfolio Manager of the Fund since its inception in December 2020

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Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.etfs.swanglobalinvestments.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.
Principal Investment Strategies
The Fund has adopted the following policy to comply with Rule 35d-1 under the Investment Company Act of 1940. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. Under normal circumstances, the Fund invests directly and indirectly through one of more other investment companies, including ETFs, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization US companies. Large capitalization companies are those within the range of capitalizations of the S&P 500 Index.
Principal Investment Risks
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in the Fund. Just as in the Fund’s summary section, the principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers may be prone to operational and information security risks resulting from cyberattacks and/or technological malfunctions. In general, cyberattacks are deliberate, but unintentional events may have similar effects. Cyberattacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyberattacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyberattacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
•Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, indexes, rates or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on Fund performance. The successful use of derivatives generally depends on the ability to predict market movements. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Sub-Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.
Derivatives, including options, are subject to a number of risks, some of which are described elsewhere in this Prospectus. The use of derivatives may entail risks greater than, or possibly different from, such risks to which the Fund is exposed. Certain of the different risks to which the Fund might be exposed due to the use of derivatives include the following:
◦Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.
◦Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.
◦Segregation Risk is the risk associated with any requirement which may be imposed to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit exposure to loss, and the
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Fund may be exposed to investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the segregated assets would be sold.
◦Volatility Risk is the risk that, because some derivatives involve economic leverage, this economic leverage will increase the volatility of the derivative instruments, as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.
•Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.
•ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
◦Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Hedging Risk. Options used by the Fund to reduce volatility may not perform as intended. There can be no assurance that the Fund’s option strategy will be effective. It may expose the Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested in stocks. Further, the option strategy may not fully protect the Fund against declines in the value of its portfolio securities.
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•Large Capitalization Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.
•Leveraging Risk. The use of leverage, such as that embedded in options, will magnify the Fund’s gains or losses. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Written option positions expose the Fund to potential losses many times the option premium received.
•Limited Operating History. Each Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Management Risk. The Fund is actively managed and uses proprietary investment strategies and processes. There can be no guarantee that the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Fund will be correct or produce the desired results and no guarantee that the Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. If the Sub-Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected. Securities selected by the Sub-Adviser may not perform as expected. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, which could have an adverse effect on the Fund.
COVID-19 has resulted in a pandemic and major disruption to economies and markets around the world, including the United States. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. Liquidity for many instruments has been greatly reduced for periods of time. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Options Risk. Options are subject to correlation risk because there may be an imperfect correlation between the prices of options and movements in the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them. The success of the Fund’s investment in options depends upon many factors, such as the price of the options which is a function of various factors that may change rapidly over time. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an over-the-counter options transaction.
Exchange traded index options give the holder of the option the right to buy (or to sell) a position in an index of securities to the writer of the option, at a certain price. Selling index call options reduces the Fund’s ability to profit from increases in the value of the Fund’s equity portfolio, and purchasing put options may result in the Fund’s loss of premiums paid in the event that the put
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options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
•Other Investment Companies Risk. The Fund may invest in shares of other investment companies, such as ETFs. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
•Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s recognition of gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Internal Revenue Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings is available at www.etfs.swanglobalinvestments.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
MANAGEMENT
Investment Adviser
Swan Capital Management, LLC, located at 1099 Main Avenue, Suite 206, Durango, Colorado 81301, serves as the investment adviser for the Fund. The Adviser oversees the day-to-day operations of the Fund, subject to the oversight of the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”). The Adviser is responsible for assuring that the Fund’s investments are made according to the Fund’s investment objective, policies and restrictions. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. The Adviser is an SEC-registered investment adviser established in 2012 for the purpose of managing mutual funds. As of February 28, 2022, it had approximately $1.5 billion in assets under management.
The Adviser continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser, For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Swan Hedged Equity US Large Cap ETF	0.79%
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the following: the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions
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and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any). The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives.
The basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated May 31, 2021.
Sub-Adviser
Swan Global Management, LLC, located at 20 Ridge Top Drive, Humacao, Puerto Rico 00791, serves as sub-adviser to the Fund. The Sub-Adviser is an affiliate of the Adviser with the same ownership and management as the Adviser. The Sub-Adviser was established in 2014 for the purpose of managing mutual funds and other separately managed accounts. As of February 28, 2022, it had approximately $2.6 billion in assets under management.
Subject to the oversight of the Adviser, the Sub-Adviser is responsible for the day-to-day management of the Fund’s investment portfolio, including selecting broker-dealers to execute purchase and sale transactions. The Sub-Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. Pursuant to the Sub-Advisory Agreement, the Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed monthly at a rate of 70% of the Adviser’s net advisory fee.
The basis for the Board’s approval of the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated May 31, 2021.
Portfolio Managers
The Fund is managed by Randy Swan, Robert Swan, and Chris Hausman (collectively, the “Portfolio Managers”).
Randy Swan is the President and founder of the Adviser and Sub-Adviser and oversees the team that runs all of the firms’ investment activities. Before forming the Sub-Adviser in 2014 and the Adviser in 2012, Randy Swan was a Senior Manager for KPMG, working in the financial services sector. Randy Swan is a 1990 graduate of the University of Texas with a BBA and an MPA (Master’s Degree in Professional Accounting).
Robert Swan serves as the Chief Operating Officer and Portfolio Manager of the Adviser, providing daily oversight of operations, investment management, trading, and the development and maintenance of proprietary technologies enabling the firms to scale and execute the DRS strategy across multiple funds and platforms. Prior to joining the Sub-Adviser in 2010 and the Adviser in 2012, Robert Swan worked at Boeing Company as a flight testing and aerodynamics engineer. Robert Swan graduated from the University of Texas with a BS in Aeronautical and Astronautical Engineering.
Chris Hausman serves as a Portfolio Manager of the Sub-Adviser, with responsibility for risk management and assisting in the daily operations and trading for all DRS investments and positions. Prior to joining the Sub-Adviser in 2015, Mr. Hausman served in various roles at Saliba Portfolio Management, including Senior Portfolio Manager, Chief Portfolio Strategist and Director of Trading Operations. Mr. Hausman is a graduate of the University of Pennsylvania’s Wharton School of Business with a BS in Finance, and is also a Chartered Market Technician.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.
Prior Performance of Similarly Managed Accounts
The Portfolio Managers are also responsible for managing separate accounts for clients which comprise the Swan Defined Risk US Large Cap Prime Strategy (the “Strategy Accounts”). The accounts in the Strategy Accounts employ the same features of the Fund’s principal investment strategies including investment in S&P 500 Index and related options. Consequently, the Strategy Accounts are substantially similar to the strategy employed by the Fund. The Strategy Accounts are also managed by the same investment team as the Fund, and the investment team intends to use substantially the same goals and style of investment management in managing the Fund. The Fund will have substantially the same investment objective, policies and strategies as the Strategy Accounts.
The information for the Strategy Accounts since their inception date of October 1, 2019, which includes all substantially similar accounts, is provided to show the past performance of those accounts as measured against the specified benchmark and index. The performance of the Strategy Accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Strategy Accounts or the Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things. In addition, the accounts comprising the Strategy Accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Code which, if applicable, might have adversely affected the performance of the Strategy Accounts during the periods shown. Performance of the Fund for future periods will vary, and some months and some quarters may result in negative performance; indeed, some future years may have negative performance.
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The Sub-Adviser provided the information shown below and calculated the performance information. The Strategy Accounts returns shown include realized and unrealized gains plus income, including accrued income. These returns have been adjusted to reflect the estimated expenses of the shares of the Fund in place of the fees charged for the Strategy Accounts. The performance is shown net of estimated operating expenses (excluding the expenses incurred within underlying funds, such as ETFs) for the first year of operations of the Fund. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the Strategy Accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The Strategy Accounts were valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

	One Year (1/1/2021 - 12/31/2021)	Since Inception (10/1/2019 - 12/31/2021)
Swan Defined Risk U.S. Large Cap Prime Strategy (net 0.79%)	17.89%	16.82%
S&P 500 Index[1]	28.71%	25.33%

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
28.71%
25.33%
17.89%
16.82%
1/1/2021 - 12/31/2021
10/1/2019 - 12/31/2021
Swan DRS U.S. Large Cap Prime (Net)
S&P 500

1The S&P 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies.
Other Service Providers
Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund and is not affiliated with the Adviser, Sub-Adviser, or any of their respective affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator and transfer agent for the Fund.
U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
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Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
HOW TO BUY AND SELL SHARES
The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at their discretion.
Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. The values of non-U.S. dollar denominated securities are converted to U.S. dollars using foreign currency exchange rates generally determined as of 4:00 p.m., Eastern time (NYSE close). If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).
Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in
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accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or Sub-Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax adviser about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
The Fund has elected and intends to qualify each year for treatment as a RIC under Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may limit their ability to make distributions eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under
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certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.
Taxes When Shares Are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.
Any gain or loss realized upon redemption of Creation Units is treated as capital gain or loss or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Taxation of Fund Investments
If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury Regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment and would not be eligible for the dividends-dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things,
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that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Code Section 1256 be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax adviser about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per share is available on the Fund’s website at www.etfs.swanglobalinvestments.com.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser, the Sub-Adviser, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
FINANCIAL HIGHLIGHTS
The following financial highlights table shows the financial performance information for the Fund’s five most recent fiscal years (or the life of the Fund, if shorter). Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
15

Financial Highlights
For a Share Outstanding Throughout the Period

	Period Ended November 30, 2021(1)
Net Asset Value, Beginning of Period	$16.49

Income from investment operations:
Net investment income(2)	0.04
Net realized and unrealized gain on investments	2.50
Total from investment operations	2.54

Capital share transactions:
Transaction fees	0.01

Net Asset Value, End of Period	$19.04

Total return, at NAV(3)	15.46%	(4)
Total return, at Market(3)	15.52%	(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$145,083

Ratio of expenses to average net assets(7)(8)	0.79%	(5)
Ratio of net investment income to average net assets(8)	0.27%	(5)
Portfolio turnover rate(6)	2%	(4)
(1)The Fund commenced operations on December 22, 2020.
(2)Per share net investment income was calculated using average shares outstanding.
(3)Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(4)Not annualized for periods less than one year.
(5)Annualized for periods less than one year.
(6)Excludes in-kind transactions associated with creations and redemptions of the Fund.
(7)Includes interest expense of 0.00% for the period ended November 30, 2021.
(8)Does not include income and expenses of investment companies in which the Fund invests.
16

SWAN HEDGED EQUITY US LARGE CAP ETF

Adviser	Swan Capital Management, LLC 1099 Main Avenue, Suite 206 Durango, Colorado 81301	Transfer Agent and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Sub-Adviser	Swan Global Management, LLC 20 Ridge Top Drive Humacao, Puerto Rico 00791	Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541	Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115
Investors may find more information about the Fund in the following documents:
Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. The SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.
You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004.
Shareholder reports and other information about the Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•Free of charge from the Fund’s Internet web site at www.etfs.swanglobalinvestments.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23226)

SWAN HEDGED EQUITY US LARGE CAP ETF (HEGD)
a series of Listed Funds Trust
Listed on Cboe BZX Exchange, Inc.
STATEMENT OF ADDITIONAL INFORMATION
March 31, 2022
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated March 31, 2022, (the “Prospectus”), as may be supplemented from time to time, of the Swan Hedged Equity US Large Cap ETF (the “Fund”), a series of Listed Funds Trust (the “Trust”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-617-0004, visiting www.etfs.swanglobalinvestments.com, or writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
The Fund’s audited financial statements for the most recent fiscal period are incorporated into this SAI by reference to the Fund’s most recent Annual Report to Shareholders (File No. 811-23226). You may obtain a copy of the Fund’s Annual Report at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Fund. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Swan Capital Management, LLC (the “Adviser”) serves as the Fund’s investment adviser and Swan Global Management, LLC (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser.
The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in the Fund’s portfolio. Shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, POLICIES, AND RELATED RISKS
The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
Non-Diversification
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components of the Fund’s portfolio.
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
General Risks
The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value.
Recent Events. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the pandemic caused by COVID‑19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other pandemics or epidemics in the future could adversely affect Fund performance.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
Borrowing
Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Derivative Instruments
Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.
Derivative instruments may be used for “hedging,” which means that they may be used when the Sub-Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.
Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires investment companies to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. See “Borrowing” above for more information on the Fund’s obligation to cover or segregate such assets.
Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.
Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.
Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.
If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing call and put options. Writing options may permit the writer (seller) to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.
If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.
The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.
Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.
Developing government regulation of derivatives. The regulation of certain derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.
An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares).
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Types of Equity Securities:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Medium-Sized Companies — Investors in medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.
Smaller Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Exchange-Traded Funds
The Fund may invest in shares of other investment companies (including exchange-traded funds (“ETFs”). As the shareholder of another ETF, the Fund would bear, along with other shareholders, its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. The Fund’s investments in other ETFs may be limited by applicable law.
Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Fund may invest may be leveraged, which would increase the volatility of the Fund’s NAV. The Fund may also invest in ETFs and other investment companies that seek to return the inverse of the performance of an underlying index on a daily, monthly, or other basis, including inverse leveraged ETFs.
Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.
Illiquid Investments
The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
The Fund may not be able to sell illiquid securities when its Adviser or Sub-Adviser, as applicable, considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Fund may invest in the securities of other investment companies, including ETFs and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of

10% of the value of the total assets of the Fund. The Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies, including money market funds in excess of the limits discussed above.
Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. In addition, if the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Other Short-Term Instruments
The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Real Estate Investment Trusts (“REITs”)
A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements
The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Securities Lending
The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
U.S. Government Securities
The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association

(“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi- annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
When Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3.Make loans, except to the extent permitted under the 1940 Act.
4.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
5.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote.
1.Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested, directly or indirectly through one or more other investment companies, including ETFs, in equity securities of large capitalization US companies.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and Sub-Adviser will provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and Sub-Adviser, and other service providers such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser and Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser/Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser and the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser, and Sub-Adviser’s risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Chairman of the Board, Paul R. Fearday, is an interested person of the Trust as that term is defined in the 1940 Act.
The Board is comprised of a super-majority (75 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead independent trustee, but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Executive Director of Center for Financial Markets and Policy (since 2016); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (since 2015); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	48	Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	48	Independent Trustee, Series Portfolios Trust (since 2015) (8 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	48	Independent Trustee, Frontier Funds, Inc. (since 2020) (7 portfolios)
Interested Trustee
Paul R. Fearday, CPA Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	48	None
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the U.S. Securities and Exchange Commission (SEC). He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
The Trust has concluded that Mr. Fearday should serve as Trustee because of the experience he gained as a senior officer of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), since 2008, and in his past role with a national audit firm.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. During the fiscal year ended November 30, 2021, the Audit Committee had met four times.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. During the fiscal year ended November 30, 2021, the Nominating and Governance Committee had met one time.
Valuation Committee. The Board has delegated day-to-day valuation matters to a Valuation Committee that is comprised of certain officers of the Trust and is overseen by the Trustees. The function of the Valuation Committee is to review each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by each Adviser, and the Valuation Committee gathers and reviews Fair Valuation Forms that are completed by an Adviser to support its determinations, and which are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie M. Gronstal Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016)
Steve Jensen Year of birth: 1957	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2011)
Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completely calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
As of December 31, 2021, no Trustee or officer of the Trust owned Shares.

Board Compensation. Effective January 1, 2022, each Independent Trustee receives an annual stipend of $60,000 and reimbursement for all reasonable travel expenses relating to their attendance at the Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000, and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. The Interested Trustee is not compensated for his service as a Trustee. The following table shows the compensation earned by each Trustee during the fiscal year ended November 30, 2021.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Paul R. Fearday	$0	$0
Independent Trustees
John L. Jacobs	$0	$28,875
Koji Felton	$0	$25,750
Pamela H. Conroy	$0	$27,000
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of March 1, 2022, the Trustees and officers, as a group, owned less than 1% of Shares of the Fund, and the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	40.56%	Record
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	37.90%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.23%	Record
CODES OF ETHICS
The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at https://www.sec.gov.
PROXY VOTING POLICIES
The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted voting guidelines as part of its proxy voting policies (the “Proxy Voting Policies”) for such purpose. When the Proxy Voting Policies do not cover a specific proxy issue, the Adviser will use its best judgment in voting such proxies on behalf of the Fund. A copy of the Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.
When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.

INVESTMENT ADVISER AND SUB-ADVISER
Investment Adviser
Swan Capital Management LLC, a Colorado limited liability company, serves as the investment adviser to the Fund. The Adviser is located at 1099 Main Avenue, Suite 206, Durango, Colorado 81301, and is deemed to be controlled by Randy Swan by virtue of his control of the Adviser’s parent company, Swan Global Holdings-US LLC.
The Adviser arranges for sub-advisory, transfer agency, custody, fund administration, distribution, and all other services necessary for the Fund to operate. The Adviser oversees the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board. The Adviser, in addition to maintaining overall responsibility to manage the Fund, oversees the investment and reinvestment of the assets of the Fund by the Sub-Adviser in accordance with the investment objective, policies, and limitations of the Fund. For the services it provides to the Fund, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets as follows:

Fund	Management Fee
Swan Hedged Equity US Large Cap ETF	0.79%
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b‑1) fees and expenses (if any). The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives from the Fund.
The table below shows the advisory fees paid by the Fund for the fiscal period ended November 30:

Fund	2021
Swan Hedged Equity US Large Cap ETF	$481,009*
* For the fiscal period December 22, 2020 (commencement of operations) through November 30, 2021.
Investment Sub-Adviser
Swan Global Management, LLC serves as sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for the day-today management of the Fund, including selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Sub-Adviser is an affiliate of the Adviser with the same ownership and management as the Adviser.
The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed monthly at a rate of 70% of the Adviser’s net advisory fee.
The table below shows the sub-advisory fees paid by the Adviser to the Sub-Adviser for the fiscal period ended November 30:

Fund	2021
Swan Hedged Equity US Large Cap ETF	$101,240*
* For the fiscal period December 22, 2020 (commencement of operations) through November 30, 2021.
Portfolio Managers
The Fund is managed by the Sub-Adviser’s portfolio management team consisting of Randy Swan, Robert Swan, and Christopher Hausman (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Share Ownership
The Fund is required to show the dollar ranges of the portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the fiscal year ended November 30, 2021, the Portfolio Managers beneficially owned Shares as follows:

Portfolio Manager	Dollar Amount Range
Randy Swan	None
Robert Swan	$10,001 - $50,000
Christopher Hausman	None
Other Accounts
In addition to the Fund, the Portfolio Managers co-managed the following other accounts as of November 30, 2021, none of which were subject to a performance-based fee:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
20	$1.63 billion	1	$29.40 million	2,911	$994.38 million
Compensation
For services as lead portfolio manager to the Fund, Mr. Randy Swan receives a fixed salary from the Sub-Adviser and will also share in its profits, if any, due to his majority ownership of the Adviser. Mr. Robert Swan receives a fixed salary from the Adviser and also shares in profits of the Sub-Adviser due to his minority ownership of the Sub-Adviser. Mr. Hausman receives a fixed salary from the Sub-Adviser and also shares in the profits of the Sub-Adviser due to his minority ownership of the Sub-Adviser.
Conflicts of Interest
A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser or the Sub-Adviser manage are fairly and equitably allocated.
DISTRIBUTOR
The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
TRANSFER AGENT AND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and administrator.

Pursuant to a Fund Servicing Agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of- pocket expenses for the services mentioned above, including pricing expenses.
The Adviser was responsible for paying the amounts in the table below to Fund Services for the fiscal period ended November 30:

Fund	2021
Swan Hedged Equity US Large Cap ETF	$84,503*
* For the fiscal period December 22, 2020 (commencement of operations) through November 30, 2021.
CUSTODIAN
Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units— Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The Sub-Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
During the fiscal period beginning December 22, 2020 (commencement of operations) through November 30, 2021, the Fund paid brokerage commissions in the aggregate amount of $10,653.
Directed Brokerage. For the fiscal period beginning December 22, 2020 (commencement of operations) through November 30, 2021, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Sub-Adviser.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal period beginning December 22, 2020 (commencement of operations) through November 30, 2021, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. As of November 30, 2021, the Fund did not hold any securities of its “regular broker-dealers.”
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
For the fiscal period ended November 30, the Fund’s portfolio turnover rate was:

Fund	2021
Swan Hedged Equity US Large Cap ETF	2%*
* For the fiscal period December 22, 2020 (commencement of operations) through November 30, 2021.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of the Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to the Fund, the order cut-off time for orders to purchase Creation Units is 12:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time for the Fund, or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged and an additional variable charge may also be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is $250. The Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough

Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, and additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, is $250. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 12:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affecting by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Fund. The Fund has elected and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non- corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates of up to 20%. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF, an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or

REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible for treatment as qualified dividend income in the hands of non-corporate shareholders.
Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs and dividends distributed to the Fund from REITs are generally not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible for the dividends received deduction for corporate shareholders.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale, Redemption or Exchange of Shares. A sale, redemption or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon a redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Tax Treatment of Complex Securities. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.
Certain derivative investments by the Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Diversification Requirement described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Diversification Requirement. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination of the Diversification Requirement with respect to such derivatives. Failure to satisfy Diversification Requirement might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.
The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution

Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Offsetting positions held by the Fund involving certain derivative instruments, such as options, forwards, and futures, as well as its long and short positions in portfolio securities, may be considered to constitute “straddles” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by the Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with the dealer’s activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss. In addition, the straddle rules could cause distributions from the Fund that would otherwise constitute “qualified dividend income” or qualify for the dividends received deduction to fail to satisfy the applicable holding period requirements.
To the extent the Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options is likely to be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.
If the Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
Foreign Investments. Dividends and interest received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in the Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS
The annual report for the Fund for the fiscal period ended November 30, 2021 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Fund’s Annual Report at no charge by calling 800-617-0004, or through the Fund’s website at www.etfs.swanglobalinvestments.com.

Appendix A
Swan Capital Management, LLC
Proxy Voting Policy
PHILOSOPHY AND PRACTICE REGARDING THE VOTING OF PROXIES
General
Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.
Procedures
To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.
Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to the CCO/Proxy Manager. The Proxy Manager will then vote the proxy in accordance with this policy.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.
The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204- 2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in Adviser’s files.
VOTING GUIDELINES
While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:
Corporate Governance
Election of Directors and Similar Matters
In an uncontested election, Adviser will generally vote in favor of management’s proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.
Notwithstanding the foregoing, Adviser expects to support proposals to:
▪Limit directors’ liability and broaden directors’ indemnification rights
▪Name changes, Directors in uncontested elections, and reincorporation that is not a takeover defense
▪Generally vote against proposals to Adopt or continue the use of a classified Board structure; and
▪Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular issue) and to support majority independent boards
Governance/Audit Committee Approvals
Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Adviser will generally vote to ratify management’s recommendation and selection of auditors.
Adviser generally supports separate offices of CEO and Chairman, limitation of board seats, confidential voting, shareholders’ ability to remove directors and shareholders right to call special meetings.
Shareholder Rights
Adviser may consider all proposals that will have a material effect on shareholder rights on a case by case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:
Adopt confidential voting and independent tabulation of voting results; and
Require shareholder approval of “poison pills;” and expects to generally vote against proposals to:
▪Adopt super-majority voting requirements; and
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▪Restrict the rights of shareholders to call special meetings, to amend the bylaws, or to act by written consent.
Anti-Takeover Measures, Corporate Restructurings and Similar Matters
Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers, or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.
Notwithstanding the foregoing, Adviser expects to generally support proposals to: Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover); Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
Require shareholder approval of “poison pills.”, and expects to generally vote against proposals to: Adopt classified boards of directors, poison pills, blank check preferred stock, eliminating cumulative voting, Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and Require a company to consider the non-financial effects of mergers or acquisitions.
Capital Structure Proposals
Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:
Eliminate preemptive rights, increase authorized stock, share repurchase programs, employee stock purchase plans, preferred stock issues, 401(k) plans, Employee stock ownership plans (ESOP)
The Advisor considers on a case-by-case basis mergers and acquisitions, spin- offs and asset sales, restructuring plans, increases in preferred stock and requests that impact shareholder value.
Compensation
General
Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company’s compensation policies on a case-by- case basis.
Notwithstanding the foregoing, Adviser expects to generally support proposals to:
Require shareholders approval of “golden parachutes;” and
Adopt “golden parachutes” that do not exceed 1 to 3 times the base compensation of the applicable executives.
Advisor expects to generally vote against proposals to:
(a)    Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.
Stock Option Plans and Share Issuances
Adviser evaluates proposed stock option plans and share issuances on a case- by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Adviser believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Adviser generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders interests are being represented. The Adviser is in favor of management, directors, and employees owning stock, but prefers that the shares be purchased in the open market.
Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:
Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.
Corporate Responsibility and Social Issues
Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.
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Adviser will generally vote against proposals involving corporate responsibility and social issues, although Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company or the company’s stock.
Record-Keeping Requirements Pertaining to Proxy Voting.
Rule 204-2, requires that the following proxy voting records be maintained. The CCO shall be responsible for maintaining these records relating to proxy voting.
Copies of all policies and procedures required by Rule 206(4)-6.
A copy of each proxy statement that the investment adviser receives regarding a client’s securities. An adviser may satisfy this requirement by relying on a third-party provider, such as a proxy voting service, or the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
A record of each vote cast by the investment adviser on behalf of a client. An adviser may satisfy this requirement by relying on a third-party service to provide these records. The third party must be capable of providing documents promptly upon request.
A copy of any document created by the Adviser that was material in making a decision on how to vote proxies on a client’s behalf or that articulates the basis for that decision.
A copy of each written client request for information on how the adviser voted proxies on his or her behalf, as well as a copy of any written response by the investment adviser to any written or oral client request for information.
Conflicts of Interest Pertaining to Proxy Voting
Conflicts of interest between the Adviser or a principal of the Adviser and the Adviser’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.
If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:
The Adviser may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;
The Adviser may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or
The Adviser may follow the recommendations of an independent proxy voting service in voting the proxies.
The Adviser keeps certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request. A copy of the Adviser’s proxy-voting policies shall be made available to clients upon request.
PROPOSALS SPECIFIC TO MUTUAL FUNDS
ADVISER serves as investment adviser to certain investment companies under the Listed Funds Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.
OBTAINING MORE INFORMATION
Funds, Portfolios and clients may obtain a record of Adviser’s proxy voting, free of charge, by calling (970) 382-8901.
These policies and procedures may also be found in Adviser’s Form ADV, Part II and supporting schedules.

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PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.			Description of Exhibit
(a)	(i)
Certificate of Trust of Active Weighting Funds ETF Trust dated August 26, 2016 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(ii)
Certificate of Amendment to the Certificate of Trust of Active Weighting Funds ETF Trust effective December 31, 2018 is incorporated herein by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(iii)
Amended and Restated Declaration of Trust of Listed Funds Trust (the “Registrant” or the “Trust”) dated March 19, 2019 is incorporated herein by reference to Exhibit (a)(iii) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(b)
Amended and Restated By-Laws of the Registrant dated March 19, 2019 are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(c)			For information regarding the rights of the holders of securities, please see Articles IV, VII and VIII of the Declaration of Trust, filed as Exhibit (a)(i) above.
(d)	(i)
Investment Advisory Agreement dated December 10, 2020 between the Trust and Swan Capital Management, LLC is incorporated by reference to Exhibit (d)(i) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 16, 2020.

(ii)
Investment Sub-Advisory Agreement dated December 10, 2020 between Trust, Swan Capital Management, LLC, and Swan Global Management, LLC is incorporated by reference to Exhibit (d)(ii) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 16, 2020.

(e)	(i)
ETF Distribution Agreement dated September 13, 2017 between the Trust and Foreside Fund Services, LLC is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 2, 2017.

(ii)
Eighth Amendment to the ETF Distribution Agreement, reflecting the addition of the Swan Hedged Equity US Large Cap ETF (the “Fund”) is incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 16, 2020.

(iii)
Form of Authorized Participant Agreement is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 2, 2017.

(f)			Not applicable.
(g)	(i)
Custody Agreement between Registrant and U.S. Bank National Association dated April 9, 2019 is incorporated herein by reference to Exhibit (G) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(ii)
Exhibit 11 to the Custody Agreement reflecting the addition of the Fund is incorporated by reference to Exhibit (g)(ii) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 16, 2020.

(h)	(i)	(A)
Fund Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated April 9, 2019 is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(B)
Exhibit 11 to the Fund Servicing Agreement reflecting the addition of the Fund is incorporated by reference to Exhibit (h)(i)(B) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 16, 2020.

	(ii)		Powers of Attorney are incorporated herein by reference to Exhibit (16) to the Registrant’s Registration Statement on Form N-14, as filed on January 31, 2022.

Exhibit No.		Description of Exhibit
	(iii)	Certificate of Secretary dated February 6, 2019 is incorporated herein by reference to Exhibit (h)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on February 6, 2019.
(i)
Opinion and Consent of Counsel is incorporated by reference to Exhibit (i) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 16, 2020.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Not applicable.
(l)		Not applicable.
(m)	(i)
Rule 12b-1 Plan dated September 13, 2017 (the “12b-1 Plan”) is incorporated herein by reference to Exhibit (m) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 2, 2017.

	(ii)	Amended Appendix A to the Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 13, 2021.
(n)		Not applicable.
(o)		Reserved.
(p)	(i)
Registrant’s Code of Ethics dated March 19, 2019 is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(ii)
Code of Ethics of Swan Capital Management, LLC and Swan Global Management, LLC is incorporated by reference to Exhibit (p)(ii) to Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 16, 2020.

Item 29. Persons Controlled by or Under Common Control with the Registrant
No person is directly or indirectly controlled by or under common control with the Registrant.
Item 30. Indemnification
Every person who is, has been, or becomes a Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof. Every person who is, has been, or becomes an agent of the Registrant may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an agent, and against amounts paid or incurred by him in the settlement thereof. Every Person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof.
The Registrant shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the Investment Company Act of 1940, as amended.
No indemnification shall be provided to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Swan Capital Management, LLC	801-76701
Swan Global Management, LLC	801-80552
Item 32. Principal Underwriters
(a)    Foreside Fund Services, LLC (the “Distributor”), the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:
1.ABS Long/Short Strategies Fund
2.Absolute Shares Trust
3.Adaptive Core ETF, Series of Collaborative Investment Series Trust
4.AdvisorShares Trust
5.AFA Multi-Manager Credit Fund
6.AGF Investments Trust
7.AIM ETF Products Trust
8.Alexis Practical Tactical ETF, Series of Listed Funds Trust
9.AlphaCentric Prime Meridian Income Fund
10.American Century ETF Trust
11.Amplify ETF Trust
12.ARK ETF Trust
13.ASYMmetric ETFs Trust
14.Bluestone Community Development Fund
15.Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
16.Bridgeway Funds, Inc.
17.Brinker Capital Destinations Trust
18.Brookfield Real Assets Income Fund Inc.
19.Cabot Equity Growth ETF, Series of Listed Funds Trust
20.Calamos Convertible and High Income Fund
21.Calamos Convertible Opportunities and Income Fund
22.Calamos Dynamic Convertible and Income Fund
23.Calamos Global Dynamic Income Fund
24.Calamos Global Total Return Fund
25.Calamos Strategic Total Return Fund
26.Carlyle Tactical Private Credit Fund
27.Center Coast Brookfield MLP & Energy Infrastructure Fund
28.Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
29.Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
30.Cliffwater Corporate Lending Fund
31.Cliffwater Enhanced Lending Fund
32.Cohen & Steers Infrastructure Fund, Inc.
33.CornerCap Group of Funds
34.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
35.Davis Fundamental ETF Trust
36.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions

37.Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
38.Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions
39.Defiance Next Gen Big Data ETF, Series of ETF Series Solutions
40.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
41.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
42.Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
43.Defiance Quantum ETF, Series of ETF Series Solutions
44.Direxion Shares ETF Trust
45.DoubleLine Opportunistic Credit Fund
46.DoubleLine Yield Opportunities Fund
47.Eaton Vance NextShares Trust
48.Eaton Vance NextShares Trust II
49.EIP Investment Trust
50.Ellington Income Opportunities Fund
51.EntrepreneurShares Series Trust
52.Esoterica Thematic ETF Trust
53.ETF Opportunities Trust
54.Evanston Alternative Opportunities Fund
55.Exchange Listed Funds Trust
56.Fat Tail Risk ETF, Series of Collaborative Investment Series Trust
57.Fiera Capital Series Trust
58.FlexShares Trust
59.FOMO ETF, Series of Collaborative Investment Series Trust
60.Forum Funds
61.Forum Funds II
62.Friess Brandywine Blue Fund, Series of Managed Portfolio Series
63.Friess Brandywine Fund, Series of Managed Portfolio Series
64.Friess Small Cap Growth Fund, Series of Managed Portfolio Series
65.Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
66.Grizzle Growth ETF, Series of Listed Funds Trust
67.Guinness Atkinson Funds
68.Harbor ETF Trust
69.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
70.Infusive US Trust
71.Innovator ETFs Trust
72.Ironwood Institutional Multi-Strategy Fund LLC
73.Ironwood Multi-Strategy Fund LLC
74.John Hancock Exchange-Traded Fund Trust
75.Mairs & Power Funds Trust
76.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
77.Manor Investment Funds
78.Mindful Conservative ETF, Series of Collaborative Investment Series Trust
79.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
80.Mohr Growth ETF, Series of Collaborative Investment Series Trust
81.Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust
82.Morningstar Funds Trust
83.OSI ETF Trust
84.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
85.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
86.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
87.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
88.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
89.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
90.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
91.Palmer Square Opportunistic Income Fund
92.Partners Group Private Income Opportunities, LLC
93.PENN Capital Funds Trust
94.Performance Trust Mutual Funds, Series of Trust for Professional Managers
95.Philotimo Focused Growth and Income Fund, Series of World Funds Trust

96.Plan Investment Fund, Inc.
97.PMC Funds, Series of Trust for Professional Managers
98.Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
99.Putnam ETF Trust
100.Quaker Investment Trust
101.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
102.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
103.Renaissance Capital Greenwich Funds
104.Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
105.RiverNorth Volition America Patriot ETF, Series of Listed Funds Trust
106.RMB Investors Trust
107.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
108.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
109.Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
110.Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
111.Roundhill MEME ETF, Series of Listed Funds Trust
112.Roundhill Pro Sports, Media & Apparel ETF, Series of Listed Funds Trust
113.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
114.Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust
115.Salient MF Trust
116.Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
117.Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
118.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
119.SHP ETF Trust
120.Six Circles Trust
121.Sound Shore Fund, Inc.
122.Spear Alpha ETF, Series of Listed Funds Trust
123.Strategy Shares
124.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
125.Syntax ETF Trust
126.The B.A.D. ETF, Series of Listed Funds Trust
127.The Chartwell Funds
128.The Community Development Fund
129.The De-SPAC ETF, Series of Collaborative Investment Series Trust
130.The Finite Solar Finance Fund
131.The Private Shares Fund (f/k/a SharesPost 100 Fund)
132.The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
133.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
134.Third Avenue Trust
135.Third Avenue Variable Series Trust
136.Tidal ETF Trust
137.TIFF Investment Program
138.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
139.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
140.Timothy Plan International ETF, Series of The Timothy Plan
141.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
142.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
143.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
144.Transamerica ETF Trust
145.TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust
146.TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
147.TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
148.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
149.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
150.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
151.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
152.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
153.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
154.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust

155.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
156.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
157.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
158.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
159.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
160.Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
161.U.S. Global Investors Funds
162.Variant Alternative Income Fund
163.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
164.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
165.VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
166.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
167.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
168.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
169.VictoryShares Protect America ETF, Series of Victory Portfolios II
170.VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
171.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
172.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
173.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
174.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
175.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
176.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
177.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
178.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
179.VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
180.VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
181.VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
182.VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
183.VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
184.VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
185.West Loop Realty Fund, Series of Investment Managers Series Trust
186.WisdomTree Trust
187.WST Investment Trust
188.XAI Octagon Floating Rate & Alternative Income Term Trust

(b)To the best of Registrant’s knowledge, the managers and executive officers of Foreside Fund Services, LLC are as follows:

Name and Principal Business Address	Position and Offices with Foreside Fund Services, LLC	Positions and Offices with Registrant
Richard J. Berthy(1)	President, Treasurer and Manager	None
Mark A. Fairbanks(1)	Vice President	None
Teresa Cowan(2)	Vice President	None
Jennifer K. diValerio(3)	Vice President	None
Nanette K. Chern(1)	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone(1)	Secretary	None
(1) This individual is located at Three Canal Plaza, Suite 100, Portland, Maine, 04101.
(2) This individual is located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.
(3) This individual is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania, 19312.
(c)    Not applicable.

Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Principal Underwriter	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Registrant’s Investment Adviser and Sub-Adviser	Swan Capital Management, LLC 1099 Main Avenue, Suite 206 Durango, Colorado 81301 Swan Global Management, LLC 20 Ridge Top Drive Humacao, PR 00791
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on March 29, 2022.

Listed Funds Trust

By:	/s/ Kent Barnes
Kent Barnes
Secretary
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on March 29, 2022.

Signature	Title

*John L. Jacobs	Trustee
John L. Jacobs

*Koji Felton	Trustee
Koji Felton

*Pamela H. Conroy	Trustee
Pamela H. Conroy

*Paul R. Fearday	Trustee and Chairman
Paul R. Fearday

*Gregory C. Bakken	President and Principal Executive Officer
Gregory C. Bakken

*Travis Babich	Treasurer and Principal Financial Officer
Travis Babich

*By: /s/ Kent Barnes Kent P. Barnes, Attorney-in-Fact Pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit Number	Description
(j)	Consent of Independent Registered Public Accounting Firm